EXHIBIT 99.1

CONTACT:
Kelly Taylor
Director, Investor Relations
(216) 676-2000

GrafTech Announces Appointment of Quinn Coburn as Interim Chief Financial Officer

Erick R. Asmussen Leaving GrafTech to Pursue Another CFO Opportunity

INDEPENDENCE, Ohio - April 29, 2015 -- GrafTech International Ltd. (NYSE:GTI) today announced that Quinn Coburn, GrafTech’s Vice President of Finance and Treasurer, will assume the additional role of Interim Chief Financial Officer, effective May 15, 2015. Mr. Coburn’s appointment follows Erick R. Asmussen’s decision to accept a Chief Financial Officer role at another company.

Joel Hawthorne, Chief Executive Officer of GrafTech, said, “Erick has been a critical member of the GrafTech team for the last 16 years. He has helped lead us through our financial transformation over the past decade and has built a strong finance organization at the Company. We appreciate Erick’s contributions to the Company and wish him well as he pursues the next chapter in his career.

“We are pleased that Quinn has agreed to serve as Interim CFO during this important time. Having been part of the team for the last five years, Quinn has a solid understanding of our business and industry dynamics. He is well suited to oversee the financial operations of the Company as we continue to execute our strategy in a challenging market environment.”

“I am grateful to have had the opportunity to work with so many talented individuals at GrafTech over the years," said Mr. Asmussen. “The GrafTech team has been a pleasure to be part of and I am confident in the team’s ability to execute its differentiated strategy to best position the Company for success and achieve the Company’s strategic and financial goals.”

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About Quinn Coburn

Quinn Coburn has served as GrafTech’s Vice President of Finance and Treasurer since September 2013. Prior to this role, he served as Vice President and Treasurer of GrafTech beginning in August 2010. From December 2002 to August 2010, Mr. Coburn served as Vice President and Treasurer of NCR Corporation. Mr. Coburn graduated with a B.S. in Accounting from Utah State University in 1988. He received an MBA from University of Pennsylvania’s The Wharton School in 1992.

About GrafTech

GrafTech International is a global company that has been redefining limits for more than 125 years. We offer innovative graphite material solutions for our customers in a wide range of industries and end markets, including steel manufacturing, advanced energy applications and latest generation electronics. GrafTech operates 18 principal manufacturing facilities on four continents and sells products in over 70 countries. Headquartered in Independence, Ohio, GrafTech employs approximately 2,400 people. For more information, call 216-676-2000 or visit www.GrafTech.com.

NOTE ON FORWARD-LOOKING STATEMENTS: This news release and related discussions may contain forward-looking statements about such matters as: the proposed issuance of convertible preferred stock, the conditions to consummation of such issuance, the terms of such issuance and stock, the use of proceeds and related matters; a possible tender offer and merger, the conditions to consummation thereof, the terms thereof and related matters; the effects of such issuance, tender offer and merger under equity award and benefit plans and agreements or our credit agreement, senior notes or senior subordinated notes; our outlook for 2015 or beyond; future or targeted operational and financial performance; growth prospects and rates; the markets we serve; future or targeted profitability, cash flow, liquidity, sales, costs and expenses, tax rates, working capital, inventory levels, debt levels, capital expenditures, EBITDA, cost savings and business opportunities and positioning; strategic plans; stock repurchase or issuance plans; cost, inventory and supply chain management; rationalization and related activities; the impact of rationalization, product line change, cost competitiveness and liquidity initiatives; expected or targeted changes in production capacity or levels, operating rates or efficiency in our operations or our competitors' or customers' operations; future prices and demand for our products; product quality; diversification, new products, and product improvements and their impact on our business; the integration or impact of acquired businesses; divestitures, asset sales, investments and acquisitions that we may make in the future; possible debt or equity financing or refinancing (including factoring and supply chain financing) activities; our customers' operations, order patterns and demand for their products; the impact of customer bankruptcies; our position in markets we serve; regional and global economic and industry market conditions, including our expectations concerning their impact on us and our customers and suppliers; conditions and changes in the global financial and credit markets; legal proceedings and antitrust investigations; our liquidity and capital resources, including our obligations under our senior subordinated notes that mature in November 2015; a pending proxy contest, the impacts thereof and other possible changes in Board composition; possible changes in control of the Company and the impacts thereof; tax rates and the effects of jurisdictional mix; the impact of accounting changes; and currency exchange and interest rates and changes therein.
We have no duty to update these statements. Our expectations and targets are not predictions of actual performance and historically our performance has deviated, often significantly, from our expectations and targets. Actual future events, circumstances, performance and trends could differ materially, positively or negatively, due to various factors, including: failure to enter into definitive agreements relating to the preferred stock issuance on the tender offer and merger; failure to satisfy conditions to be contained in such agreements to consummation thereof, including due to material adverse changes effecting the Company or its prospects or failure to obtain regulatory approvals; litigation in relation to such transactions; adjustments to our first quarter 2015 results; actual timing of the

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filing of our Form 10-Q with the SEC and potential effects of delays in such filing; failure to achieve cost savings, EBITDA or other estimates; actual outcome of uncertainties associated with assumptions and estimates used when applying critical accounting policies and preparing financial statements; failure to successfully develop and commercialize new or improved products; adverse changes in cost, inventory or supply chain management; limitations or delays on capital expenditures; business interruptions, including those caused by weather, natural disaster, or other causes; delays or changes in, or non-consummation of, proposed investments or acquisitions; failure to successfully integrate or achieve expected synergies, performance or returns expected from any completed investments or acquisitions; inability to protect our intellectual property rights or infringement of intellectual property rights of others; changes in market prices of our securities; changes in our ability to obtain new or refinance existing financing on acceptable terms; adverse changes in labor relations; adverse developments in legal proceedings or investigations; non-realization of anticipated benefits from, or variances in the cost or timing of, organizational changes, rationalizations and restructurings; loss of market share or sales due to rationalization, product line changes, or pricing activities; negative developments relating to health, safety or environmental compliance, remediation or liabilities; downturns, production reductions or suspensions, or other changes in steel, electronics and other markets we or our customers serve; customer or supplier bankruptcy or insolvency events; political unrest which adversely impacts us or our customers' businesses; declines in demand; intensified competition and price or margin decreases; graphite electrode and needle coke manufacturing capacity increases; fluctuating market prices for our products, including adverse differences between actual graphite electrode prices and spot or announced prices; consolidation of steel producers; mismatches between manufacturing capacity and demand; significant changes in our provision for income taxes and effective income tax rate; changes in the availability or cost of key inputs, including petroleum-based coke or energy; changes in interest or currency exchange rates; inflation or deflation; changes in Board composition or control of the Company or changes in capital structure or share ownership, including impacts of the capital infusion announced today; failure to satisfy conditions to government grants; continuing uncertainty over fiscal or monetary policies or conditions in the U.S., Europe, China or elsewhere; changes in fiscal and monetary policy; a protracted regional or global financial or economic crisis; and other risks and uncertainties, including those detailed in our SEC filings, as well as future decisions by us. This news release does not constitute an offer or solicitation as to any securities. References to street or analyst earnings estimates mean those published by First Call.